Exhibit 32.01

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Christopher North, the President and Chief Executive Officer of Shutterfly, Inc. (the “Company”), pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that:

(i) the Quarterly Report on Form 10-Q for the period ended September 30, 2016 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 3, 2016	By:	/s/ Christopher North
Christopher North
President and Chief Executive Officer